UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

GLOBAL MEDICAL REIT INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Global Medical REIT Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 26, 2021 at 10:00 AM Eastern Daylight Time The Annual Meeting will be held virtually, by means of remote communications. In order to attend the meeting, you must register at https://viewproxy.com/gmre/2021/htype.asp by 11:59 PM ET on May 23, 2021 This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report to Stockholders are available at http://www.viewproxy.com/GMRE/2021 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 18, 2021 to facilitate timely delivery. Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice. STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE VIRTUAL ANNUAL MEETING AND VOTE DURING THE MEETING The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet. Material for this annual meeting and future meetings may be requested by one of the following methods: To view your proxy materials online, go to http://www.viewproxy.com/GMRE/2021 Have your 11 digit control number (located below) available when you access the website and follow the instructions. INTERNET TELEPHONE 877-777-2857 TOLL FREE requests@viewproxy.com * If requesting material by e-mail, please send a blank e-mail with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material. You must use the 11 digit control number located in the box below. E-MAIL VIRTUAL CONTROL NUMBER To the Stockholders of Global Medical REIT Inc. Notice is hereby given that the Annual Meeting of Stockholders of Global Medical REIT Inc. will be held May 26, 2021 at 10:00 a.m. Eastern Daylight Time. The Annual Meeting will be held virtually, by means of remote communications. In order to attend the meeting, you must register at https://viewproxy.com/gmre/2021/htype.asp by 11:59 PM ET on May 23, 2021. The Board of Directors recommends that you vote FOR proposals 1-4. 1.To elect each of the following nominees to serve as director until the next annual meeting of stockholders and until her or his successor is duly elected and qualifies. 01 Jeffrey M. Busch 02 Matthew Cypher 03 Ronald Marston 04 Roscoe Moore, Jr. 05 Henry E. Cole 06 Zhang Huiqi 07 Paula R. Crowley 08 Lori Wittman 2. Advisory vote to approve the compensation of the Company’s named executive officers as described in the accompanying Proxy Statement. 3. To approve an amendment to the Company’s 2016 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 1,500,000. 4. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. 5. To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Global Medical REIT Inc. 2 Bethesda Metro Center, Suite 440, Bethesda, MD 20814 The following proxy materials are available to you to review at: http://www.viewproxy.com/GMRE/2021 Proxy Statement 2021/Annual Report 2020 ACCESSING YOUR PROXY MATERIALS ONLINE Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your control number to vote by internet or request hard copy. You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. REQUESTING A PAPER COPY OF THE PROXY MATERIALS By telephone please call 1-877-777-2857 or By logging onto http://www.viewproxy.com/GMRE/2021 or By email at: requests@viewproxy.com Please include the company name and your control number in the subject line.